EXHIBIT 31.2

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Marjorie O. Thomas, certify that:

1. I have reviewed this annual report on Form10-K, as amended by this Amendment No. 2 on Form 10-K/A, of RealNetworks, Inc.; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2015

/s/ Marjorie O. Thomas
Marjorie O. Thomas
Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)